SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Wells Fargo Funds Trust

(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(a)	Title of each class of securities to which transaction applies:
___________________________
(b)	Aggregate number of securities to which transaction applies:
___________________________
(c)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
___________________________
(d)	Proposed maximum aggregate value of transaction:
___________________________
(e)	Total fee paid:
___________________________

[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a)	Amount Previously Paid: ______________
(b)	Form, Schedule or Registration Statement No.: ____
(c)	Filing Party: ______________________
(d)	Date Filed: _______________________

[WFAM Logo]

June 5, 2018

Dear Wells Fargo Shareholder,

Thank you for investing with the Wells Fargo Small Cap Opportunities Fund (the “Fund”). The Special Meeting of your Fund was adjourned again to provide shareholders opportunity to cast their important proxy vote. You are receiving this letter because our records indicate that we have not received your proxy vote for the Special Meeting of Shareholders.  We apologize for the repeated attempts to reach you by mail and phone.  However, it is important to the business of the Fund to obtain your proxy vote before the adjourned meeting on June 22, 2018.  Please help us today by taking a moment to cast a vote for your shares. Thank you for your time and your support.

We need your vote as soon as possible to allow us to proceed with the important business of the Fund.

Please cast your proxy vote today.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://www.proxyonline.com/docs/WellsFargoSmallCap.pdf.  If you have any questions regarding the proposals, please contact us at (800) 714-3306, Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern time.

Please help us by taking a moment to cast a vote for your shares today.  We greatly appreciate and value your being a shareholder. Thank you in advance for your timely consideration of this matter

Sincerely,

/s/ Andrew Owen

Andrew Owen

President

Wells Fargo Funds

Your vote is extremely important and it is critical to conducting the formal business of the meeting. Please cast your vote before June 22, 2018 using one of the methods below.

  Vote by Phone. Call one of our proxy specialists toll-free at (800) 714-3306, Monday through Friday, from 9 a.m. to 10 p.m. Eastern Time. You will need your control number, which can be found on the proxy card(s) enclosed with this letter.

  Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

  Vote Online. You may cast your vote online by logging onto the website noted on the enclosed proxy card(s) and following the instructions listed.

  Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would appreciate if you would use one of the above methods to cast your vote prior to the meeting on June 22, 2018.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

NOBO

[WFAM Logo]

June 5, 2018

Dear Wells Fargo Shareholder,

Thank you for investing with the Wells Fargo Small Cap Opportunities Fund (the “Fund”). The Special Meeting of your Fund was adjourned again to provide shareholders opportunity to cast their important proxy vote. You are receiving this letter because our records indicate that we have not received your proxy vote for the Special Meeting of Shareholders.  We apologize for the repeated attempts to reach you by mail and phone.  However, it is important to the business of the Fund to obtain your proxy vote before the adjourned meeting on June 22, 2018.  Please help us today by taking a moment to cast a vote for your shares. Thank you for your time and your support.

We need your vote as soon as possible to allow us to proceed with the important business of the Fund.

Please cast your proxy vote today.

The details of the Special Meeting are described in the proxy statement, which was previously distributed to shareholders and can be found at https://www.proxyonline.com/docs/WellsFargoSmallCap.pdf.  If you have any questions regarding the proposals, please contact us at (800) 714-3306 extension 12547, Monday through Friday, from 9:00 a.m. to 10:00 p.m. Eastern time.

Please help us by taking a moment to cast a vote for your shares today.  We greatly appreciate and value your being a shareholder. Thank you in advance for your timely consideration of this matter

Sincerely,

/s/ Andrew Owen

Andrew Owen

President

Wells Fargo Funds

Your vote is extremely important and it is critical to conducting the formal business of the meeting. Please cast your vote before June 22, 2018 using one of the methods below.

  Vote by Touch-tone Phone. You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

  Vote Online. You may cast your vote online by logging onto the website noted on the enclosed proxy card(s) and following the instructions listed.

  Vote by Mail. You may cast your vote by signing, dating and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

We would appreciate if you would use one of the above methods to cast your vote prior to the meeting on June 22, 2018.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

OBO

[WFAM Logo]

Shareholder Services

6/5/2018

Dear Shareholder:

We have been unable to reach you to discuss important changes affecting one or more of your investments in the Wells Fargo Small Cap Opportunities Fund. A special shareholder meeting to allow shareholders to vote on changes to the fund is scheduled on June 22, 2018.  The Meeting was originally scheduled on 5/15 and has been adjourned twice due to the lack of shareholder response.

It is critical that you vote. Please call the number below before June 22. It will only take a few minutes of your time, and there is no confidential information required.

You can reach our proxy solicitor, AST Fund Solutions, at (800) 714-3306 between 9 a.m. and 10 p.m. Eastern Time, Monday through Friday. When you call, please provide the reference number listed below.

Thank you in advance for your assistance.

Sincerely,

/s/ Andrew Owen

Andrew Owen

President

Wells Fargo Funds

REFERENCE NUMBER: 123456789

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE